Morgan Stanley Tax-Exempt Securities Trust
                          Item 77(O) 10F-3 Transactions
                         January 1, 2004 - June 30, 2005



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  New   4/20/    -     $103.3 $559,20  5,000,    0.89%  0.40%    UBS      UBS
 York     05             7     5,000     000                    Financ
 City                                                            ial
Munici                                                          Servic
  pal                                                             es
 Water                                                          Inc.,
Financ                                                          First
   e                                                            Albany
Author                                                          Capita
  ity                                                             l
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.
                                                                Inc.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Citigr
                                                                 oup
                                                                Global
                                                                Market
                                                                  s
                                                                Inc.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                 A.G.
                                                                Edward
                                                                 s &
                                                                Sons,
                                                                Inc.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                JPMorg
                                                                 an,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                LLC.,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation

                                                                Bear,
Virgin                                                          Stearn
  ia                                                             s &
Tobacc  5/13/    -     $98.47 $448,26  1,000,    0.22%  0.08%    Co.     Bear
   o      05                   0,000     000                    Inc.,   Stearn
Settle                                                          Citigr     s
 ment                                                            oup,
Financ                                                          First
  ing                                                           Albany
Corpor                                                          Capita
 ation                                                            l
Asset-                                                          Inc.,
Backed                                                          Lehman
 Bonds                                                          Brothe
                                                                 rs,
                                                                 BB&T
                                                                Capita
                                                                  l
                                                                Market
                                                                 s (A
                                                                Divisi
                                                                on of
                                                                Scott
                                                                  &
                                                                String
                                                                fellow
                                                                  ,
                                                                Inc.),
                                                                 M.R.
                                                                Beal &
                                                                Compan
                                                                  y,
                                                                Davenp
                                                                ort &
                                                                Compan
                                                                  y,
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Morgan
                                                                Stanle
                                                                 y &
                                                                 Co.
                                                                Incorp
                                                                orated
                                                                , Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                  ,
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                Bank,
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation